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Exhibit 99.4

        AMENDMENT TO THE CREDIT AGREEMENT dated as of June 5, 2006 among INTERNATIONAL RECTIFIER CORPORATION, a Delaware corporation (the "Company"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and BNP PARIBAS, as agent (the "Agent") for the Lenders.

  PRELIMINARY STATEMENTS:

        (1)   The Company, the Lenders and the Agent have entered into a Credit Agreement dated as of November 7, 2003 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

        (2)   The Company is considering a proposal to issue certain Convertible Subordinated Notes in an aggregate principal amount not to exceed $750,000,000 and having a maturity which is not less than seven years following the date of issuance (the "New Convertible Notes"), proceeds of which will be used, among other things to redeem the Company's existing 4 1/4% Convertible Subordinated Notes due 2007.

        (3)   In connection with the issuance of the New Convertible Notes, the Company may enter into certain equity derivative transactions, including the possible issuance of one or more warrants to purchase shares of the common stock of the Company and the possible purchase of one or more call options in respect to shares of the common stock of the Company (the "Related Equity Derivative Transactions").

        (4)   The Company has requested that the Lenders enter into this Amendment to permit the issuance of the New Convertible Notes and the entry into the Related Equity Derivative Transactions

        (5)   The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Company and the Company and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

        SECTION 1.    Amendments to Credit Agreement.    The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

          (a)   The definition of "Debt" is hereby amended by adding at the end thereof the following:

            "provided, that "Debt" shall not include the Related Equity Derivative Transactions entered into in connection with the New Convertible Notes."

          (b)   Section 5.02(b)(i)(D)(A) is amended by deleting the phrase "shall not be increased above the principal amount thereof and the premium, if any, thereon outstanding immediately prior to such extension, refunding, refinancing or replacement and substituting for such phrase the following:

            "shall not be greater than $750,000,000,"

          (c)    Section 5.02(b)(i)(D)(C) is amended in full to read as follows:

            "(C) such extended, refunded, refinanced or replaced Debt shall be subordinated in right of payment or otherwise to the obligations hereunder at least to the same extent as the Subordinated Notes (or otherwise subordinated in a manner reasonably satisfactory to the Administrative Agent), the interest payable in respect of such Debt shall not be greater than the interest payable in respect of such extended, refunded, refinanced or replaced Debt and the covenants set forth in such Debt shall not be more burdensome, when taken as a whole, than the covenants set forth in such extended, refunded, refinanced or replaced Debt, provided that the existence of the Related Equity Derivative Transactions shall not be deemed to render such terms more burdensome."

          (d)   Section 5.02(b)(i)(E)(II) is amended by deleting the first proviso thereof and replacing such proviso with the following:

            "provided, however that such extended, refunded, refinanced or replaced Debt shall be subordinated in right of payment or otherwise to the obligations hereunder at least to the same extent as the Subordinated Notes (or otherwise subordinated in a manner reasonably satisfactory to the Administrative Agent), the interest payable in respect of such Debt shall not be greater than the interest payable in respect of such extended, refunded, refinanced or replaced Debt and the covenants set forth in such Debt shall not be more burdensome, when taken as a whole, than the covenants set forth in such extended, refunded, refinanced or replaced Debt"

          (e)   Section 5.02(f) of the Credit Agreement is amended to add thereto a new clause (x) to read as follows:

            "(x) Investments made by the entry into the Related Equity Derivative Transactions and in the Equity Securities of the Company to the extent contemplated by the Related Equity Derivative Transactions."

          (f)    Section 5.02(g)(i) is amended by deleting the words "shares of its capital stock or" in clause (B) thereof and adding at the end thereof the following:

            ", (D) purchase shares of its capital stock in an aggregate amount not to exceed $100,000,000 provided, that at the time thereof or as a result thereof no Default shall have occurred and be continuing, (E)(x) enter into the Related Equity Derivative Transactions, (y) incur net expenditures pursuant to entering into the Related Equity Derivative Transactions in an aggregate amount not to exceed $140,000,000 and (z) purchase Equity Interests of the Company as contemplated by the terms thereof provided, in each case, that at the time thereof or as a result thereof no Default shall have occurred and be continuing, and (F) redeem the New Convertible Notes for cash and/or Equity Interests of the Company pursuant to one or more conversions of the New Convertible Notes by the holders thereof in accordance with the terms thereof."

          (g)   Section 5.02(k) of the Credit Agreement is amended to read as follows:

            "(k) Other Transactions.    Engage, or permit any of its Subsidiaries to engage, in any transaction involving commodity options, or futures contracts or any similar speculative transactions (including, without limitation, take-or-pay contracts), but excluding (A) Hedge Agreements designed to manage interest rate or foreign exchange rate risk consistent with prudent business practice, and (B) the Related Equity Derivative Transactions."

          (h)   Section 5.02(i)(i) is amended by inserting immediately after the words "in this Agreement" in the second line thereof the following:

            "and except to the extent that any prepayment, redemption, purchase, defeasance or other satisfaction of Debt is contemplated by Sections 5.02(b)(i)(D) and (E)"

          (i)    Section 5.02(i)(i) is further amended by adding at the end of such sub-clause the following:

            ", provided that the Company may redeem the New Convertible Notes for cash and/or Equity Interests of the Company pursuant to one or more conversions of the New Convertible Notes by the holders thereof in accordance with the terms thereof"

        SECTION 2.    Conditions of Effectiveness.    This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Company and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and the Agent shall have additionally received all of the following documents, each dated the date hereof, in form and substance satisfactory to the Agent (unless otherwise specified) and in sufficient copies for each Lender:

          (a)   Counterparts of the Consent appended hereto (the "Consent"), executed by each U.S. Guarantor, each Non-U.S. Guarantor and each grantor party to the Security Agreement (each, a "Grantor").

          (b)   A certificate signed by a duly authorized officer of the Company stating that:

            (i)    The representations and warranties contained in Section 3 are correct on and as of the date of such certificate as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate; and

            (ii)   No event has occurred and is continuing that constitutes a Default.

          This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

        SECTION 3.    Representations and Warranties of the Company.    The Company represents and warrants as follows:

          (a)   The Company and each of its Subsidiaries is a corporation or other business entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation.

          (b)   The execution, delivery and performance by the Company of this Amendment and the Credit Agreement, as amended hereby, to which it is or is to be a party, are within the Company's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Company's charter or by-laws, (ii) violate any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Company, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Collateral Documents result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Company or any of its Subsidiaries. None of the Company nor any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could be reasonably likely to have a Material Adverse Effect.

          (c)    No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Company of this Amendment or the Credit Agreement, as amended hereby.

          (d)   This Amendment and the Consent have been duly executed and delivered by the Company and each U.S. Guarantor, each Non-U.S. Guarantor and each Grantor that is a party thereto. This Amendment, the Credit Agreement, as amended hereby, and the Consent are legal, valid and binding obligations of each such Person, enforceable against each such Person in accordance with their respective terms.

          (e)   Except as set forth in the Company's periodic reports filed with the Securities and Exchange Commission, there is no action, suit, investigation, litigation or proceeding affecting the Company or any of its Subsidiaries (including, without limitation, any Environmental Action) pending or, to the best knowledge of the Company, threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment or the Credit Agreement, as amended hereby.

        SECTION 4.    Reference to and Effect on the Credit Agreement and the Loan Documents.    (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b)   The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

        SECTION 5.    Costs and Expenses.    The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

        SECTION 6.    Execution in Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        SECTION 7.    Governing Law.    This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

INTERNATIONAL RECTIFIER CORPORATION, as Company
By:	Title:
BNP PARIBAS, as Agent and as Lender
By:	Title:
BANK OF AMERICA, N.A., as Lender
By:	Title:
BANK OF THE WEST, as Lender
By:	Title:
COMERICA BANK, as Lender
By:	Title:
HSBC BANK USA, as Lender
By:	Title:
MIZUHO CORPORATE BANK, LTD., as Lender
By:	Title:
THE NORTHERN TRUST COMPANY, as Lender
By:	Title:
UNION BANK OF CALIFORNIA, N.A., as Lender
By:	Title:
WELLS FARGO BANK, N.A., as Lender
By:	Title:

CONSENT

Dated as of June             , 2006

        Each of the undersigned, as a U.S. Guarantor under the U.S. Guaranty (the "U.S. Guaranty"), a Non-U.S. Guarantor under the Non-U.S. Guaranty (the "Non-U.S. Guaranty") or a Grantor under the Security Agreement (the "Security Agreement"), as the case may be, in each case dated as of November 7, 2003 and in each case in favor of the Agent for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that, notwithstanding the effectiveness of such Amendment, each of the U.S. Guaranty, the Non-U.S. Guaranty and the Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the U.S. Guaranty, the Non-U.S. Guaranty and the Security Agreement, as the case may be, to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment

        Each Grantor hereby further confirms and agrees that each of the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

GRANTORS:
INTERNATIONAL RECTIFIER CORPORATION
By:	Title:
UNISEM, INC.
By:	Title:
ADVANCED ANALOG, INC.
By:	Title:
INTERNATIONAL RECTIFIER HIREL PRODUCTS, LLC
By:	Title:
IR PURCHASE COMPANY, INC.
By:	Title:

ZING TECHNOLOGIES, INC.
By:	Title:
U.S. GUARANTORS:
UNISEM, INC.
By:	Title:
ADVANCED ANALOG, INC.
By:	Title:
INTERNATIONAL RECTIFIER HIREL PRODUCTS, LLC
By:	Title:
IR PURCHASE COMPANY, INC.
By:	Title:
ZING TECHNOLOGIES, INC.
By:	Title:

NON-U.S. GUARANTORS:
INTERNATIONAL RECTIFIER ELECTRONIC MOTION SYSTEMS LTD.
By:	Title:

INTERNATIONAL RECTIFIER CORPORATION ITALIANA Sp.A.
By:	Title:
RECTIFICADORES INTERNACIONALES S.A.
By:	Title:
INTERNATIONAL RECTIFIER SOUTHEAST ASIA PTE. LTD.
By:	Title:
INTERNATIONAL RECTIFIER COMPANY (GREAT BRITAIN) LTD.
By:	Title:
INTERNATIONAL RECTIFIER HONG KONG LIMITED
By:	Title:
IR GERMANY HOLDINGS GmbH
By:	Title:
INTERNATIONAL RECTIFIER JAPAN CO.
By:	Title:
INTERNATIONAL RECTIFIER AUTOMOTIVE SYSTEMS GmbH
By:	Title:
IR NEWPORT LIMITED
By:	Title:

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CONSENT